Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of WPP plc (the “Company”) on Form 20-F for the period ended 31 December 2022 (the “Report”), I, Mark Read, Chief Executive Officer of the Company, certify to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act
of 1934; and

2)    The information contained in the Report fairly presents, in all material respects, the Company’s financial position and results of operations.

Date: 23 March 2023

/s/ Mark Read
Mark Read
Chief Executive Officer
(principal executive officer)